POWERFUL ASSETS

Barnett Shale
Fayetteville Shale
Haynesville Shale
Marcellus Shale

Chesapeake ENERGY

2009 Annual Meeting of
Shareholders
Oklahoma City, OK
June 12, 2009

2009 Annual Meeting of Shareholders
CHK Overview
● Leading independent producer of U.S. natural gas
 – 1Q’09 natural gas production of 2.175 bcf/day; ~3.5% of U.S. production
● Most active driller in U.S. - CHK responsible for 1 of 8 gas wells being drilled in the U.S.
 – 94 operated rigs currently, down from 158 in 8/08 (~40%); ~50 non-operated rigs & ~15 info only rigs; collector of ~20% of all daily drilling information generated in the U.S. (~25% in our areas of interest); ~85% of our operated rigs are in the Big 4 shale plays
● Consistent production growth - 19 consecutive years of sequential production growth
 – Increased production by 18% in ’08 to 2.3 bcfe/day and projecting increases of 3-4% in ’09 and
 7-8% in ’10 to ~2.4 and ~2.6 bcfe/day, respectively (after curtailments and asset sales)
● Best assets in the industry
 – 11.9 tcfe of proved reserves at 3/09(1), targeting 13.5-14.0 tcfe by 12/09 and 15-16 tcfe by 12/10
 – 58 tcfe of risked unproved reserve potential; >10-year inventory of ~36,000 net drilling locations
● Unparalleled inventory of U.S. onshore leasehold and 3-D seismic
 – 15.2 mm net acres of U.S. onshore leasehold and ~22.3 mm acres of 3-D seismic data
 Data above incorporates:
 • CHK’s press release and Outlook dated 5/4/09
 • Risk disclosures regarding unproved reserve estimates on page 25
 (1) 12.6 tcfe of proved reserves using 12/31/08 pricing

Five Years Ago – 11th Largest Natural Gas Producer, 5th Among Independents

POWERFUL ASSETS

Company (1)	Daily U.S. Natural Gas Production(2) 1Q '04	4Q '03	1Q '03	1Q 04 vs. 1Q 03 % Change	1Q 04 vs. 4Q 03 % Change
1. BP	2,869	2,933	3,437	-16.5 %	-2.2%
2. ChevronTexaco	2,061	2,110	2,365	-12.9	-2.3
3. ExxonMobil	2,051	2,038	2,408	-14.8	0.6
4. Devon (1)	1,669	1,748	1,310	27.4	-4.5
5. Royal Dutch Shell	1,405	1,397	1,633	-14.0	0.6
6. Anadarko (2)	1,328	1,365	1,316	0.9	-2.7
7. ConocoPhillips	1,233	1,264	1,338	-7.8	-2.5
8. Kerr-McGee (3)	1,039	963	959	8.4	7.9
9. Dominion	935	942	961	-2.7	0.7
10. Burlington (4)	903 (3)	870	867	1.5	1.1
11. Chesapeake (5)	841 (3)	721	560	37.5	6.8
12. XTO (6)	803 (3)	738	591	30.4	4.5
13. El Paso (3)	750	780	1,088	-28.3	0.0
14. Marathon	701	737	778	-9.8	-4.9
15. Apache (7)	644	686	553	16.5	-6.1
16. EOG (8)	618	632	642	-3.7	-2.2
17. Newfield (9)	529	501	489	8.2	5.5
18. Oxy (10)	527	525	528	-0.2	0.4
19. Unocal (11)	515	516	761	-32.3	-0.2
20. Williams	457	447	504	-9.3	2.2
Totals/Average	21,855	21,913	23,088	-5.8 %	-0.7 %

3

2009 Annual Meeting of Shareholders
(1) Independents in green
(2) In mmcf per day
(3) CHK, XTO and BR production numbers are for 2Q ‘04

Today, 2nd Largest Natural Gas Producer, 1st Among Independents

POWERFUL ASSETS

Daily U.S. Natural Gas Production (a,b)

Top-20 producers (c)	Ticker	2008 Average Daily Production	2007 Average Daily Production	2008 vs. 2007 % Change	2008 Reported U.S. Net Proved Natural Gas Reserves	RP Ratio (d)	Proved Natural Gas Reserve Ranking
BP	BP	2,157	2,174	(0.8%)	14,532	18	1
Chesapeake	CHK	2,119	1,793	18.2%	11,327	15	4
ConocoPhillips	COP	2,091	2,292	(8.8%)	10,920	14	5
Anadarko	APC	2,049	1,913	7.1%	8,105	11	7
Devon	DVN	1,982	1,739	14.0%	8,369	12	6
XTO	XTO	1,905	1,457	30.7%	11,803	17	2
EnCana	ECA	1,633	1,344	21.5%	5,831	10	8
Chevron	CVX	1,501	1,699	(11.6%)	2,709	5	12
ExxonMobil	XOM	1,241	1,468	(15.5%)	11,778	26	3
EOG	EOG	1,163	971	19.8%	4,889	12	9
Williams	WMB	1,094	913	19.8%	4,339	11	10
Shell	RDS	1,040	1,131	(8.0%)	2,392	6	14
El Paso	EP	683	705	(3.1%)	2,091	8	17
Apache	APA	681	770	(11.6%)	2,537	10	13
Occidental	OXY	587	594	(1.2%)	3,153	15	11
Southwestern	SWN	526	301	74.8%	2,176	11	15
Newfield	NFX	472	531	(11.0%)	2,110	12	16
Marathon	MRO	448	468	(4.1%)	1,085	7	20
Questar	STR	416	334	24.6%	2,018	13	18
Noble	NBL	396	412	(3.9%)	1,859	13	19
Totals / Average		24,183	23,006	7.5%	114,023

2009 Annual Meeting of Shareholders
(a) Based on company reports
(b) In mmcf/day
(c) Independents in blue, majors in black, pipelines in green
(d) Based on 2008 production and reserves
(e) CHK sold BP 92 mmcf/day in two different transactions in 2008
(e)

2008	2007	YOY Change	1998	10-yr Change
Production (mmcfe per day)	2,303	1,957	18%	357	545%
Proved reserves (bcfe)	12,051	10,879	11%	1,091	1,004%
Operating cash flow ($mm)(1)(2)	$5,178	$4,633	12%	$118	4,288%
Adjusted net income ($mm)(2)(3)	$1,954	$1,563	25%	($65)	N/M
Stock price at year-end	$16.17	$39.20	-59%	$0.94	1,620%
Natural gas price at year-end ($/mcf)(4)	$5.62	$7.48	-25%	$1.95	188%

2009 Annual Meeting of Shareholders
How Did We Do in 2008?
(1)Before changes in assets and liabilities
(2)Reconciliations of non-GAAP financial measures to comparable GAAP measures appear on pages 22 & 23
(3)Adjusted net income is net income available to common shareholders, as adjusted to remove the effects of certain items that management believes affect the comparability of operating results
(4)NYMEX front month contract
Moral of the story:
The company’s value creation process and underlying asset values unfortunately do not always synchronize with our stock price -
natural gas prices and other external factors often outweigh internal accomplishments during periods as brief as one year.

2009 Annual Meeting of Shareholders
Other Notable 2008 Accomplishments
● Announced discovery of the Haynesville Shale and further
 advanced the Marcellus Shale - potentially two of the ten largest natural gas fields in the world
● Strengthened industry-leading shale position; only producer with
 #1 or #2 position in “Big 4” U.S. shale plays
 – #1 in Haynesville Shale; 470,000 net acres
 – #1 in Marcellus Shale; 1.3 mm net acres
 – #2 in Barnett Shale (Core and Tier 1 area); 280,000 net acres
 – #2 in Fayetteville Shale; 440,000 net acres
● Secured advantageous joint venture arrangements
 – $8.6 billion of value captured vs. cost basis of $1.2 billion
● Sold other producing properties and leasehold for $1.7 billion vs.
 cost basis of $420 million
● Raised $2.7 billion of equity and $2.2 billion of senior notes to properly capitalize the company before the stock market crashed and debt markets stopped functioning in 2H’08
● Secured strong margins for 2009 through proactive hedging
 program
 – $0.5 billion realized hedging gain in 1Q’09
 – ~$1.2 billion in MTM unrealized hedging gain at 5/31/09

POWERFUL ASSETS

Shale	Entry Date	Pre-JV Net Acres	Pre-JV 100% Cost Basis	Pre-JV Cost/Acre	JV Partner / % sold	Post-JV Net Acres	JV Proceeds[1]	Post-JV Cost/Acre
Barnett	2004	310,000	$4.0 billion	$12,900	N/A	310,000	N/A	$12,900
Fayetteville	2005	540,000	$0.5 billion	$930	BP / 25%	440,000	$1.9 billion	-$3,330
Haynesville	2006	550,000	$3.0 billion	$5,450	PXP / 20%	470,000	$3.3 billion	-$650
Marcellus	2006	1,800,000	$1.1 billion	$610	STO / 32.5%	1,300,000	$3.4 billion	-$1,840
Totals/Average		3,200,000	$8.6 billion	$2,700		2,520,000	$8.6 billion	$0

2009 Annual Meeting of Shareholders
CHK JV Scorecard
● CHK was early to recognize shale gas would become the biggest game changer in the past 50 years within the U.S. natural gas industry
● Initiated 2004 - 08 shale science analysis and aggressive land acquisition program
● Emerged with the best assets in the industry and then sold off minority interests at a large profit
● CHK acquired $8.6 billion of leasehold in the Big 4 shale plays and later sold ~25%
 for $8.6 billion resulting in a net cost basis of zero in the best plays in America
● The $4.0 billion of remaining JV drilling carries will enable CHK to add an estimated
 2.5 - 3.0 tcfe of future reserves at no cost to the company
 (1) Cash and drilling carry

POWERFUL ASSETS

$ in millions	Intial Payment	Drilling Carry	Total	Implied Value of Retained Properties
Plains Exploration (20% of the Haynesville)	$1,650	$1,650	$3,300	$13,200
BP America (100% of the Woodford)	1,694	-	1,694	-
BP America (25% of the Fayetteville)	1,100	800	1,900	5,700
StatoilHydro USA (32.5% of the Marcellus)	1,250	2,125	3,375	7,000
Total	$5,694	$4,575	$10,269	$25,900

2009 Annual Meeting of Shareholders
Enormous Value Creation Through
2008 Transactions
These four transactions created $10 billion in immediate direct value and highlighted $26 billion of value in the interests Chesapeake retained

2009 Annual Meeting of Shareholders
Additional Benefits of 2008 Shale JVs
● Upfront cash received provided additional capital to CHK and minimized issuance of public securities
 – Allowed CHK to buy a larger position, net of JV sales, than it otherwise would have been able to fund

● Drilling carries provide valuable capital to enable CHK to more quickly develop acreage and hold leases by production

 – Carries will likely prove to be even more valuable in the current lower service cost environment
 ➢ Will lead to more wells being drilled and reserves added than would have been developed under last year’s service cost environment
● Promote structure on incremental leasehold purchases by the JVs may reduce
 CHK’s net cost on additional leasehold in the plays

● Formed partnership with well respected U.S. and international companies
 – Entered into an international strategic alliance with StatoilHydro to jointly explore unconventional natural gas opportunities worldwide

● Economic gain from JVs not included in 2008 financial results - will be reflected in
 CHK’s financial results over time
 – Full cost accounting does not allow the recognition of a gain on sale of natural gas and oil properties, so the value is not included in 2008 net income and earnings per share
 – The value will be reported over time through lower depletion rates and lower future finding and development costs
 – Under successful efforts accounting, CHK estimates it would have recognized a pre-tax gain in excess of ~$2.0 billion in 2008 on the cash portion of the sales

E&P Capital
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Drilling carry
CHK capital cost
Shale JVs
Other CHK Plays
Total CHK

Reserve Additions
2,500
2,000
1,500
1,000
500
0
Shale JVs
Other CHK Plays
Total CHK

Drillbit F&D
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Shale JVs
Other CHK Plays
Total CHK

POWERFUL ASSETS

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
2009 Net Finding Cost Outlook
Drilling carries should give CHK one of the
lowest finding costs and highest returns on
capital in 2009 and 2010 (at least) in the U.S.
E&P industry
<$2.00
~$0.75
~$1.25

Powerful Assets Create Powerful Value

POWERFUL ASSETS

Marcellus Shale
Lower Huron & Other Appalachia
Eastern Overthrust Belt
Ouachita Thrust Belt
Texas Gulf Coast
South Texas
Laramide Thrust Belt

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
Location of CHK Properties
● Natural gas focused
● Well-diversified
● All onshore U.S.
● Not in the GOM (high and dry)
● Not in the Rockies (fewer political/environmental
 hassles, better natural gas prices)
● Not international (lower political risk)
Scale: 1 inch = ≈275 miles
CHK field offices
Counties with CHK leasehold
Thrust Belt
CHK OKC headquarters
CHK operated rigs (94)
Mississippian & Devonian black shales
CHK non-operated rigs (50)
Anadarko
Basin
Barnett
Shale
Permian
Basin
Delaware
Basin
Barnett and
Woodford Shale
Plays
Fayetteville
Shale
Haynesville Shale
Ark-La-Tex

CHK is Well Positioned with Substantial Low-cost, Top-Tier Assets[1]

Pre-drilling carry targeted F&D costs ($/mcfe)
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
South Texas
Fayetteville Shale

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
● CHK has built the nation’s largest resource
 base through a #1 or #2 position in the
 “Big 4” premier shale plays
 – They account for >60% of the company’s
 proved and risked unproved reserve base
● Science and technology have transformed
 these premier shale plays into predictable,
 low-cost, high rate of return assets
 – Only 10 or so companies have captured
 meaningful positions in the plays
 – The remainder of the E&P industry is
 challenged to generate acceptable returns
 in higher cost, less-efficient plays
 – Industry supply is determined by the
 marginal cost of the high-cost, not low-
 cost, plays
● Natural gas prices will ultimately rise to
 levels supporting drilling on higher cost
 assets and lead to strong margins in CHK’s
 low cost shale plays
(1) Size of bubble corresponds to relative size of CHK proved and risked unproved reserves in each play
Marcellus Shale
Haynesville Shale
Barnett Shale
Sahara
Colony Granite Wash
Granite & Atoka Washes
Misc Mid-cont
Gulf Coast
Deep Haley
E. TX. Tight Gas Sands
Permian
Delaware Shales

POWERFUL ASSETS

CASS
LOUISIANA
TEXAS
MARION
UPSHUR
CLAIBORNE
BOSSIER
HARRISON
WEBSTER
BIENVILLE
CADDO
GREGG
PANOLA
DESOTO
RED RIVER
RUSK
NATCHITOCHES
SHELBY
SABINE
SAN AUGUSTINE
SABINE
~110 miles

2009 Annual Meeting of Shareholders
Haynesville Shale Summary
● CHK discovered this play in 2007, potentially largest
 field in the U.S. (Marcellus Shale may possibly
 become #1 post-2020)
 – Play encompasses a ~3.0 mm acre area in NW
 Louisiana and E. TX
● 80/20 JV with PXP in 7/08; received $1.65 billion
 in cash and $1.65 billion in carry in a $3.3 billion
 deal
● Drilled and completed 49 operated wells to date
 – Currently producing ~140 mmcfe net/day from the
 play and anticipate reaching ~300 mmcfe net/day
 by year-end 2009
● CHK is the largest leasehold owner in the core area
 of the play, ~470,000 net acres (after 110,000 net
 acres sold to PXP)
● 2009 planned activity
 – ~$875 mm budget (~50% funded by JV partner PXP)
 – Average of ~28 operated rigs
 – ~610 bcfe of reserve additions
 – ~$0.70/mcfe finding cost net to CHK
● Four recent wells have tested >22 mmcfe/day
Prospective Area = ~3.0 Million Acres
~95 miles
 Note: Risk disclosure regarding unproved reserve estimates appears on page 25
Chesapeake
Operated Rigs
CHK Non-op
Rigs
CHK Acreage
CHK found the Haynesville through its proprietary shale evaluation capabilities in its unique Reservoir Technology Center

NEW YORK
PENNSYLVANIA
OHIO
NEW JERSEY
MARYLAND
DELAWARE
WEST VIRGINIA
VIRGINIA
~360 miles

POWERFUL ASSETS

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
Marcellus Shale Summary
● CHK acquired leading position in this play in 2005
 through $2.2 billion acquisition of CNR
● 67.5/32.5 JV with StatoilHydro in 11/08; received
 $1.25 billion in cash and $2.125 billion in carry in a
 $3.375 billion deal
● CHK is the largest leasehold owner in the Marcellus
 Shale play with ~1.3 million net acres of leasehold
 (after 600,000 net acres sold to STO)
● The Marcellus Shale may ultimately become the
 largest natural gas field in the U.S.
● Currently producing ~30 mmcfe net/day from the
 play and anticipates reaching ~100 mmcfe net/day
 by year-end 2009
● 2009 planned activity
 – ~$350 mm budget (~75% funded by JV partner STO)
 – Average of ~15 operated rigs (adding ~1 rig per
 month in 2009)
 – ~270 bcfe reserve additions
 – ~$0.30/mcfe finding cost net to CHK
CHK Operated Rigs
CHK Acreage
~300 miles
Prospective Area = ~15 Million Acres
 Note: Risk disclosure regarding unproved reserve estimates appears on page 25

POWERFUL ASSETS

~82 miles
WISE
DENTON
COLLIN
TEXAS
PARKER
DALLAS
TARRANT
HOOD
ELLIS
JOHNSON
SOMERVELL
BOSQUE
HILL

2009 Annual Meeting of Shareholders
Barnett Shale Summary
● CHK is the second-largest producer, most active
 driller and largest leasehold owner in the Core and
 Tier 1 sweet spot of Tarrant and Johnson counties
● In shale plays, as in all others, it’s the core acreage
 that is the best and CHK always focuses on
 acquiring core acreage rather than fringe acreage
● Currently producing ~700 mmcfe net/day
● 2009 planned activity
 – ~$800 mm budget
 – Average of ~20 operated rigs
 – ~620 bcfe of reserve additions
 – ~$1.30/mcfe net finding cost to CHK
● CHK’s Donna Ray #1-H well in Johnson County
 produced an average of 9.6 mmcfe per day during
 its first 30 days
 – This well has registered the highest first 30-day
 average daily production rate of any well in the
 entire Barnett Shale play to date
Core &
Tier 1
Outline
Prospective Area = ~1.5 Million Acres
~67 miles
CHK Operated
Rigs
CHK Acreage
 Note: Risk disclosure regarding unproved reserve estimates appears on page 25

ARKANSAS
NEWTON
SEARCY
STONE
INDEPENDENCE
VANBUREN
CLEBURNE
JACKSON
POPE
FAULKNER
YELL
CONWAY
WHITE
~40 miles

POWERFUL ASSETS

2009 Annual Meeting of Shareholders
Fayetteville Shale Summary
● 75/25 JV with BP in 9/08; $1.1 billion in cash
 received, $0.8 billion in carry in a $1.9 billion deal
● CHK is the second-largest producer in the
 Fayetteville Shale and second-largest leasehold
 owner in the Core area of the play with ~440,000
 net acres (after 135,000 net acres sold to BP)
● Currently producing ~200 mmcfe net/day from
 the play and anticipates reaching ~280 mmcfe
 net per day by year-end 2009
● 2009 planned activity
 – ~$500 mm budget nearly all funded by JV
 partner BP
 – Average of ~20 operated rigs
 – ~300 bcfe of reserve additions
 – <$0.20/mcfe finding cost net to CHK
● CHK’s most recent 30 operated wells appear to be
 30% more productive than its targeted reserve
 estimate of 2.2 bcfe per well; geological and
 engineering advances are on the march
~115 miles
Prospective Area = ~1.7 Million Acres
CHK Non-op Rigs
Chesapeake Operated Rigs
CHK Acreage
 Note: Risk disclosure regarding unproved reserve estimates appears on page 25

POWERFUL ASSETS

Comparison of CHK vs U.S. Spot Natural Gas Prices

CHK Share Price
Natural Gas - Henry Hub Spot Price
CHK Share Price
Natural Gas - Henry Hub Spot Price ($/mmbtu)
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

From the date of CHK's first shale joint venture on July 1, 2008 through June 5, 2009, CHK's stock price has been highly correlated to natural gas prices, but since early 2009, CHK's stock has begun to better reflect steady growth in our underlying net asset value

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
CHK Stock Price vs. Natural Gas Prices

1	Southwestern Energy (SWN)	3662%
2	Celgene (CELG)	2607%
3	XTO Energy (XTO)	2088%
4	Stericycle (SRCL)	1503%
5	Gilead Sciences (GILD)	1491%
6	Denbury Resources (DNR)	1271%
7	FLIR Systems (FLIR)	1190%
8	Ventas (VTR)	1127%
9	Range Resources (RRC)	1124%
10	Lab Corp of America (LH)	1107%
11	Quest Diagnostics (DGX)	835%
12	Chesapeake Energy (CHK)	813%
13	C.H. Robinson (CHRW)	692%
14	Varian Medical Systems (VAR)	677%
15	Occidental Petroleum (OXY)	634%
16	EOG Resources (EOG)	599%
17	Express Scripts (ESRX)	595%
18	EQT Corp (EQT)	540%
19	Apache Corp (APA)	486%
20	CONSOL Energy (CNX)	486%

POWERFUL ASSETS

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
CHK Among the 20 Best Stocks
of the Past Decade
Source: Business Week, May 28, 2009
Note: BW restricted the list to S&P 500 members with betas less than 1. Total return and beta as of May 1, 1999 to May 1, 2009.

Summary

2009 Annual Meeting of Shareholders
CHK: Positioned for Success
in 2009 and Beyond
● Great Assets
 – Only company with a Top-2 leasehold position in each of the Big 4 shale plays
 – 12.6 tcfe of proved reserves all onshore in the U.S., east of the Rockies(1)
 – 58 tcfe of risked unproved reserves
● Great People
 – Over 7,600 CHK employees
● Innovative Shale Joint Ventures
 – $4 billion of joint venture carry receivables not on the books that likely add 2.5-3.0 tcfe of future reserves at no cost to CHK
● Well-Hedged
 – 82% of 2009 production hedged at average prices of $7.56, plus best industry track record in the past 10 years
● Well Structured Balance Sheet
 – Staggered long-term maturity structure with no senior notes due until 2013
● Attractive Valuation
 – Trade at a substantial discount to estimated NAV
● Still Growing Strong
 – Total production growth of 18% in 2008
 – Projecting production growth of 3-4% in ’09 and 7-8% in ’10 to ~2.4 and ~2.6 bcfe/day, respectively (after curtailments and asset sales)
 Data above incorporates:
 • CHK’s press release and Outlook dated 5/4/09
 • Risk disclosures regarding unproved reserve estimates on page 25
 (1) 12.6 tcfe of proved reserves using 12/31/08 pricing

POWERFUL ASSETS

TWELVE MONTHS ENDED:	December 31, 2008	December 31, 2007	December 31, 1998
Net income available to common shareholders	$ 623	$ 1,229	$ (946)
Adjustments:			
Unrealized (gains) losses on derivatives, net of tax	(434)	257	881
(Gain) loss on exchanges or repurchases of Chesapeake debt, net of tax	(144)	—	—
Impairment of natural gas and oil properties and other fixed assets, net of tax	1,726	—	—
Impairment of investments, net of tax	110	—	—
Gain on sale of investment, net of cash	—	(51)	—
Loss on conversion/exchange of preferred stock	67	128	—
Consent fees on senior notes, net of tax	6	—	—
Adjusted net income available to common shareholders*	$ 1,954	$ 1,563	$ (65)

Chesapeake ENERGY

2009 Annual Meeting of Shareholders
Reconciliation of Adjusted Net Income
Available to Common Shareholders
*Adjusted net income available to common shareholders excludes certain items that management believes affect the comparability of operating results. The company discloses this non-GAAP financial measure as a useful adjunct to GAAP earnings because:
a.Management uses adjusted net income available to common shareholders to evaluate the company’s operational trends and performance relative to other natural gas and oil producing companies.
b.Adjusted net income available to common shareholders is more comparable to earnings estimates provided by securities analysts.
c.Items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated.
Accordingly, any guidance provided by the company generally excludes information regarding these types of items.
($ in millions, except per-share data) (unaudited)

($ in millions) (unaudited)

TWELVE MONTHS ENDED:	December 31, 2008	December 31, 2007	December 31, 1998
CASH PROVIDED BY OPERATING ACTIVITIES	$ 5,236	$ 4,932	$ 95
Adjustments:			
Changes in assets and liabilities	(58)	(299)	23
OPERATING CASH FLOW*	$ 5,178	$ 4,633	$ 118

2009 Annual Meeting of Shareholders
Reconciliation of Operating Cash Flow
*Operating cash flow represents net cash provided by operating activities before changes in assets and liabilities. Operating cash flow is presented because management believes it is a useful adjunct to net cash provided by operating activities under accounting principles generally accepted in the United States (GAAP). Operating cash flow is widely accepted as a financial indicator of a natural gas and oil company's ability to generate cash which is used to internally fund exploration and development activities and to service debt. This measure is widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies within the natural gas and oil exploration and production industry. Operating cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities as an indicator of cash flows, or as a measure of liquidity.

POWERFUL ASSETS

CHK
LISTED
NYSE

Chesapeake
ENERGY

2009 Annual Meeting of Shareholders
Corporate Information
Chesapeake Headquarters
6100 N. Western Avenue
Oklahoma City, OK 73118
Web site: www.chk.com
Contacts:
Jeffrey L. Mobley, CFA
Senior Vice President -
Investor Relations and Research
(405) 767-4763
jeff.mobley@chk.com
Marcus C. Rowland
Executive Vice President and
Chief Financial Officer
(405) 879-9232
marc.rowland@chk.com
Other Publicly Traded Securities   CUSIP  Ticker
7.5% Senior Notes due 2013   #165167BC0  CHK13
7.625% Senior Notes due 2013   #165167BY2  CHKJ13
7.5% Senior Notes due 2014   #165167BG1  CHK14
7.0% Senior Notes due 2014   #165167BJ5  CHKA14
6.375% Senior Notes due 2015   #165167BL0  CHKJ15
9.5% Senior Notes due 2015    #165167CD7  CHK15K
6.625% Senior Notes due 2016   #165167BN6  CHKJ16
6.875% Senior Notes due 2016   #165167BE6  CHK16
6.50% Senior Notes due 2017   #165167BS5  CHK17
6.25% Senior Notes due 2017   #027393390   N/A
6.25% Senior Notes due 2018   #165167BQ9  CHK18
7.25% Senior Notes due 2018   #165167CC9  CHK18A
6.875% Senior Notes due 2020   #165167BU0  CHK20
2.75% Contingent Convertible Senior Notes due 2035    #165167BW6   CHK35
2.50% Contingent Convertible Senior Notes due 2037     #165167BZ9/165167CA3      CHK37/CHK37A
2.25% Contingent Convertible Senior Notes due 2038     #165167CB1                          CHK38
5.0% Cumulative Convertible Preferred Stock (Series 2005)    #165167859    N/A
4.5% Cumulative Convertible Preferred Stock      #165167842     CHK PrD
5.0% Cumulative Convertible Preferred Stock (Series 2005B)       #165167826     N/A
Common Stock - NYSE: CHK

2009 Annual Meeting of Shareholders
Certain Reserve & Production
Information
● The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “unproved” reserves, including both “risked” and
 “unrisked” unproved reserves, reserve “potential” or “upside”, “ultimate recovery” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. To estimate unproved reserves, the company uses a probability-weighted statistical approach to estimate the potential number of drillsites and potential unproved reserves associated with such drillsites. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. The company's methodology for estimating "unproved" reserves is different from the methodology and guidelines used by the Society of Petroleum Engineers for estimating "probable" and "possible" reserves.
● Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Also, our estimates of reserves, particularly those in our recent acquisitions where we may have limited review of data or experience with the properties, may be subject to revision and may be different from those estimates at year end. Although we believe the expectations, estimates and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions and data or by known or unknown risks and uncertainties.

2009 Annual Meeting of Shareholders
Forward-Looking Statements
● This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
 Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our current expectations or forecasts of future events.  They include estimates of future natural gas and oil reserves, expected natural gas and oil production and future expenses, assumptions regarding future natural gas and oil prices, planned asset sales, budgeted capital expenditures for drilling and acquisitions of leasehold and producing property, and other anticipated cash outflows, as well as statements concerning anticipated cash flow and liquidity, business strategy and other plans and objectives for future operations.
 Disclosures concerning the fair value of derivative contracts and their estimated contribution to our future results of operations are based upon market information as of a specific date. These market prices are subject to significant volatility.
● Factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in Item 1A of our 2008 Form 10-K filed with the U.S. Securities and Exchange Commission on March 2, 2009. These risk factors include the volatility of natural gas and oil prices; the limitations our level of indebtedness may have on our financial flexibility;
 unanticipated adverse effects the current financial crisis may have on our business and financial condition; declines in the values of our natural gas and oil properties resulting in ceiling test write-downs; the availability of capital on an economic basis, including through planned asset monetization transactions, to fund reserve replacement costs; our ability to replace reserves and sustain production; uncertainties inherent in estimating quantities of natural gas and oil reserves and projecting future rates of production and the amount and timing of development expenditures; exploration and development drilling that does not result in commercially productive reserves; expiration of natural gas and oil leases that are not held by production; hedging activities resulting in lower prices realized on natural gas and oil sales and the need to secure hedging liabilities; uncertainties in evaluating natural gas and oil reserves of acquired properties and potential liabilities; the negative impact lower natural gas and oil prices could have on our ability to borrow; drilling and operating risks, including potential environmental liabilities;
 transportation capacity constraints and interruptions that could adversely affect our cash flow; adverse effects of governmental and environmental regulation; and losses possible from pending or future litigation. Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.
● We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this presentation, and we undertake no obligation to update this information.